UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2015

CABO VERDE CAPITAL INC.

(Exact name of registrant as specified in its charter)

000-49955

(Commission file number)

Nevada

(State or other jurisdiction of incorporation or organization)

91-2060082

(I.R.S. Employer Identification No.)

Av. Eng. Duarte Pacheco, n.° 143/145, 2° -8135-104, Almancil, Portugal

(Address of principal executive office)

(011) 351 917 264 626

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

[Reference is made to the disclosure set forth under Item 5.01. Changes in Control of Registrant of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.]

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On November 5, 2015, the Company returned to the transfer agent the certificates for, and cancelled, 246,750,000 outstanding shares of common stock. Following the cancellation of these shares, the Company has 53,056,005 shares of common stock outstanding at the close of business November 5, 2015.

At November 6, 2015, the stockholders of our Company who owned more than 5% of the outstanding stock, and the percentage of the outstanding stock owned by each, were:

Name and Address	No. of Shares	Percent of Outstanding Stock

Balwerk IX LDA	10,000,000	18.8%
Ave. Arriaga, 73-1 Sala 113
Edeficio Marina Club
9000-060
Funchal, Madeira Portugal

Cape Verde Development LDA.	5,000,000	9.4%
Edeficio Millennium
Rua Sena di Barcelos
Mindelo Sao Vicente
Cabo Verde

Rutgerus Cornelis Johannes Willem se	7,780,000	14.6%
Carrer Apel Les Mestres 34, 08193 Bellaterra
Barcelona, Spain

Sandra McQuinn	4,894,000	9.2%
16 Carr Holme Gardens
Cabus
Preston, PR2 1LY United Kingdom

[Reference is made to the disclosures set forth under Item 8. Other Events of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.]

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 24, 2014, our Board of Directors authorized the change of our name to Cabo Verde Capital Inc. from Watair Inc. in connection with the evaluation of certain real estate development projects located in the Republic of Cape Verde, an island country spanning an archipelago of 10 islands in the central Atlantic Ocean and the Company’s having entered into a Cooperation Agreement and elected additional directors to our Board. Pursuant to the terms of the Cooperation Agreement, the Board on April 24, 2014 approved changing the Company’s name and appointed John Duggan, PedroTeixeira and Mikhail Gurfinkle as directors to fill existing vacancies on the Board, and elected John Duggan as Interim Chairman of the Board and President, and Pedro Teixeira as Interim Secretary, of the Company. Under the Cooperation Agreement, the parties acknowledged that it is the intent of the parties that, if the Cape Verde Project did not proceed in a timely fashion, or is abandoned, these directors would resign as directors and officers of the Company. On March 31, 2015, Pedro Teixeira resigned as director and officer of the Company. On March 31, 2015 the Board appointed Brian Stevendale as a director and Chief Executive Officer. On April 15, 2015, the Board appointed Scott Young as a director of the Company. On September 1, 2015, Mikhail Gurfinkel resigned as a director of the Company. On October 26, 2015, Brian Stevendale resigned as a director and Chief Executive Officer of the Company. On that same day, John Duggan assumed the title of Chief Executive Officer and Secretary of the Company.

MANAGEMENT

Our directors and officers as of the date of this report are as follows:

Name	Age	Office(s)

John P. Duggan	63	President, Chief Executive Officer and Treasurer

Scott E. Young	57	Director and Secretary

Management Biographies

John P. Duggan

Mr. Duggan has had a successful career as a tax consultant and business manager, spanning more than 35 years, in 3 countries and in a varied professional environment, and was a Senior Tax Partner in the Lisbon, Portugal office of Price Waterhouse from 1991 to 2010. He specialized, from 1999 onwards, in personal tax, migration and human resources consulting. He is involved in a number of cultural and social organizations, including the Irish Association in Portugal, the Royal British Club and a Commission to consider development of the leisure boating industry in Portugal. Mr. Duggan is fluent in Portuguese, and also is conversant in French and German. Mr. Duggan received a BA in Mathematics from Trinity College, Dublin in 1974 and is a Fellow of Chartered Accountants Ireland.

Scott E. Young

Scott Young is an experienced investment banker with extensive cross-border transaction experience in Europe, North America, the Middle East and Asia. Mr. Young founded Gemini Capital in London, and has been its managing director since 2013. Gemini Capital is a consulting firm involved in providing strategic advice to a wide range of entities, including private businesses, multinational companies, family offices, private equity groups and sovereign wealth funds. Prior thereto Mr. Young was with Morgan Stanley & Company in New York in the International Capital Markets group September 1985 through May 1990. Earlier positions include Corporate Finance, Fixed Income and Equity Sales and Syndication with LF Rothschild in New York as well as the US offices of the OECD in New York. Mr. Young has extensive relationships developed over 20 years with a wide range of international clients across a variety of industries. Key areas of focus include: pioneering healthcare technologies (stem cells for diabetes and drug delivery technologies); alternative energy, renewables and energy efficiency, mining and natural resources and resort and property development. He received a degree in Economics and International Studies at the University of North Carolina at Chapel Hill in May 1981, and his Law Degree (Juris Doctorate) and MBA at UNC-Chapel Hill in May 1985.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Reincorporation of the Company in Nevada

Following approvals by our Board of Directors and stockholders, the reincorporation of the Company in Nevada was effective on November 6, 2015, by the merger (the “Merger”) of the Company (a Delaware corporation, sometimes referred to as “Cabo Verde-Delaware”) into its wholly-owned Nevada subsidiary, Cabo Verde Capital Inc. (“Cabo Verde-Nevada”), pursuant to an Agreement and Plan of Merger, dated as of November 5, 2015 (the “Merger Agreement). Cabo Verde-Nevada was formed a with an authorized capital stock of 500,000,000 shares of common stock, par value $.00001 per share, and 10,000,000 shares of preferred stock, par value $.00001 per share, identical to the authorized capital stock of the Company prior to the Merger. The effects of the reincorporation are a change of the domicile of the Company from the State of Delaware to the State of Nevada, which means that the surviving corporation will be governed by the laws of the State of Nevada; the persons now serving as executive officers and directors of Cabo Verde-Delaware became, with the effectiveness of the Merger, the executive officers and directors, in their same capacities, in the surviving corporation after the reincorporation; and, as a result of the reincorporation, Cabo Verde-Nevada’s Articles of Incorporation and By-Laws became the Articles of Incorporation and By-Laws of the surviving corporation.

Reasons for the Reincorporation

The reincorporation in Nevada by a merger with and into Cabo Verde (Nevada), the wholly-owned subsidiary of Cabo Verde (Delaware) was approved by our Board of Directors on November 5, 2015, and on that same date by the written consent of a majority of the voting power of the outstanding shares of our common stock.

After operating as a Delaware corporation for a year, the Company’s Board of Directors gave approval in principle to the reincorporation at a meeting held on September 9, 2015, concluding that the benefits afforded to the Company as a Nevada corporation outweigh those of being a Delaware corporation. Primarily, the reasons for the move to Delaware were to eliminate the potential exposure to a high level of franchise tax in Delaware, to provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities. The principal reason for reincorporation from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax which will result in significant savings to us in the future. Under Nevada law, there is no obligation to pay annual franchise taxes and there are no capital stock taxes or inventory taxes. Otherwise, the general corporation laws of the States of Delaware and Nevada are very similar since both states have liberal incorporation laws and favorable tax policies. For those reasons, our board of directors on September 9, 2015, approved in principle the reincorporation of the Company in Nevada, and on November 5, 2015 approved the Merger and recommended to the Company’s shareholders for their approval the merger of Cabo Verde-Delaware with and into Cabo Verde-Nevada, a wholly owned subsidiary of the Company, which was incorporated under the Nevada Revised Statutes (“NRS”) on November 5, 2015, exclusively for the purpose of merging with Cabo Verde-Delaware. Prior to the Merger, Cabo Verde-Nevada had no material assets or liabilities and did not carry on any business.

The Merger did not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our common stock will continue to trade without interruption in the OTC Markets Group Pink Market.

The holders of our common stock will have the statutory right to dissent to the reincorporation, receive an appraisal of their shares or require the Company to purchase their shares. See “Dissent Rights of our Shareholders”.

Cabo Verde-Nevada had 100 shares of common stock issued and outstanding at the time of the Merger, with only minimal capital necessary to pay its formation costs. The terms of the merger provided that the 100 shares issued to Cabo Verde-Delaware were cancelled upon the effectiveness of the Merger, with the result that our current shareholders will be the only shareholders of the surviving corporation. Cabo Verde-Delaware will cease to exist as a result of the Merger.

The Merger was effective promptly after filing Articles of Merger with the Secretary of State of Nevada and a Certificate of Merger with the Secretary of State of Delaware. Upon the effectiveness of the Merger, the charter and By-Laws of Cabo Verde-Nevada, which are generally the same as the charter and By-Laws of Cabo Verde-Delaware except for statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the Delaware General Corporation Law (“DGCL”), now govern our corporate operations and activities.

Upon completion of the Merger, each outstanding share of common stock, par value $0.00001 per share, of Cabo Verde-Delaware was converted into one share of common stock, $0.00001 par value per share, of Cabo Verde-Nevada. As a result, the existing shareholders of Cabo Verde-Delaware have automatically become shareholders of Cabo Verde-Nevada, Cabo Verde-Delaware will cease to exist and Cabo Verde-Nevada will continue to operate our business. Stock certificates representing shares of Cabo Verde-Delaware stock will be deemed to represent the same number of shares of Cabo Verde-Nevada stock following the reincorporation. Shareholders currently holding certificates for shares of common stock issued by Cabo Verde-Delaware will be able to receive new certificates issued by Cabo Verde-Nevada upon the delivery of existing certificates to the transfer agent. We will pay the transfer agent fees and expenses incurred in connection with the issuance and delivery of Cabo Verde-Nevada stock certificates to our shareholders. The authorized capital stock of Cabo Verde-Nevada consists of 500,000,000 shares of common stock, $0.00001 par value, and 10,000,000 shares of Preferred Stock, $0.00001 par value, which is identical to the authorized capital stock of Cabo Verde-Delaware, and there are 53,056,005 shares of common stock of Cabo Verde-Nevada issued and outstanding following the Merger, which is the same number of shares of common stock of Cabo Verde-Delaware that were outstanding prior to the Merger.

In addition, the directors and officers of Cabo Verde-Delaware immediately prior to the Merger continue to serve as the directors and officers of the Company following the effectiveness of the Merger.

Rights of Shareholders Will be Governed by Nevada Law

After the reincorporation, the general corporation laws of Nevada govern the rights of our shareholders rather than the general corporation laws of the State of Delaware. In the formation of Cabo Verde-Nevada, we have endeavored to keep the substantive provisions of the charter and By-Laws, which are the governing documents of the Company, identical to the charter and By-Laws of Cabo Verde-Delaware.

Dissent Rights of our Shareholders

Under Delaware law, our shareholders are entitled, after complying with certain requirements of Delaware law, to dissent to the approval of the Merger pursuant to Section 262 of the DGCL and to be paid the “fair value” of their shares of Cabo Verde-Delaware stock exclusive of any element of value arising from the accomplishment or expectation of the Merger. Shareholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. We will provide a notice to our stockholders setting forth the manner in which they may comply with these statutory procedures should they so desire.

Item 8. Other Events.

Restructure of Cape Verde Resort Project

The Company is currently restructuring its planned resort casino project in the Republic of Cape Verde, an island country spanning an archipelago of 10 islands in the central Atlantic Ocean. The project initially involved the licensing, construction and operation of two casinos in the Republic of Cape Verde (the “Project”). As a part of our operational plan we entered into agreements with the owners of several properties that would become part of the Cape Verde Project. To acquire these properties we issued an aggregate of 282,790,000 shares of our common stock, which shares were held in escrow pending on our receiving financing commitments for the first stage of the Project and transfer of title to the Company by the owners of the properties. We will need to raise substantial additional capital for our operations through sale of equity securities and/or debt financing for the Project.

The Company has proceeded only with two of these projects, a vacation resort on the island of São Vicente and a 10ha block of land on the island of Sal, and have issued 36,040,000 shares of common stock from escrow in consideration for these acquisitions. We have terminated the agreements with the owners of the other properties, and as a result 246,750,000 shares of common stock have been released from escrow back to the Company. These shares have been returned to the Company’s transfer agent by the Company and have been cancelled. The Company is continuing to pursue the properties which were subject to termination. The implementation of these projects are predicated on the need to secure additional financing, and resolutions of issues which arose during the due-diligence process by the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

3.1a	Articles of Incorporation of Cabo Verde Capital Inc., filed herewith.

3.1b	Certificate of Merger of Cabo Verde Capital Inc. (Delaware) with the Company, filed herewith.

3.2	By-Laws of the Company, filed herewith.

10.1	Agreement and Plan of Merger, dated as of November 5, 2015, between Cabo Verde Capital, Inc., a Delaware corporation, and the Company, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015

By : /s/ John Duggan

John Duggan

Chief Executive Officer